Exhibit 10.9
SECOND AMENDMENT TO LEASE
This SECOND AMENDMENT TO LEASE (this "Amendment") is made this _____ day of
November 2, 2009 (the "Effective Date"), by and between US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord") and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation (''Tenant'').

RECITALS
A.    Landlord and Tenant entered into that certain Lease Agreement dated June 29, 2009, as amended by that certain First Amendment to Lease dated August 11, 2009 (collectively, the "Lease") by which Tenant leased from Landlord approximately 439,070 rentable square feet (the "Premises") located at 1625 Fountainhead Parkway and 1601 Fountainhead Parkway, Tempe, Arizona 85282 (the "Buildings").
B.    The parties now wish to amend the Lease as of the Effective Date subject to and on the terms and conditions set forth below.
AMENDMENT
1.    Defined Terms. Terms in this Amendment shall have the same meaning as such terms have in the Lease and Work Letter unless otherwise noted in this Amendment.
2.    Lease Amendment.
(a)    The first paragraph of Section 1.1(i) is deleted in its entirety and replaced with the following:
TERM OF LEASE: The term ( and rental payments) shall
commence on the Commencement Date as set forth in Exhibit "G."
The anticipated Commencement Date for Office A is December 1,
2011 and for Office B is July 1, 2011. The Lease shall expire at
11:59 p.m. Arizona time on the day preceding the twelfth (12th)
anniversary of the later of (I) Commencement Date for Office A, and (II) the Commencement Date for Office B.

Number of Months: 144 Months from later of the
Commencement Date for Office A or Office B.

3.    Ratification. Landlord and Tenant each hereby reaffirm its rights and obligations under the Lease as modified by this Amendment. In the event of a conflict of ambiguity between the Lease and this Amendment, the terms and provisions of this Amendment shall control.

4.    Counterparts. This Amendment may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, Landlord and Tenant have each executed this Amendment on the dates written below their names.

LANDORD:

US REAL ESTATE LIMITED
PARTNERSHIP, a Texas limited
partnership

By: /s/ Bruce C. Petersen
Name: Bruce C. Petersen
Title: Executive Managing Director

TENANT:

THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By: /s/ William J. Swirtz
Name: William J. Swirtz
Title: President of Apollo Development and Authorized Officer

By: /s/ Brian L. Swartz
Name: Brian L Swartz
Title: Senior VP Financial Officer and Treasurer

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